Exhibit 10.15

Confidential Treatment Requested.  Confidential portions of this document have been redacted and have been separately filed with the Commission.  *** Confidential material redacted and filed separately with the Commission.

FIRST AMENDMENT TO LICENSE AGREEMENT

THIS FIRST AMENDMENT (“Amendment”) to that certain LICENSE AGREEMENT dated June 18, 2009 (“License Agreement”), by and between THE SCRIPPS RESEARCH INSTITUTE, a California nonprofit public benefit corporation (“TSRI”), and RECEPTOS, INC., a Delaware corporation (“Licensee”), is entered into and effective as of June 13, 2011. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the License Agreement.

WHEREAS, TSRI and Licensee have entered into that certain Research Funding and Option Agreement, dated March 30, 2010 (the “RFOA”) pursuant to which Licensee is funding certain research in Dr. Stevens laboratory at TSRI and Licensee has option rights to technology developed thereunder.

WHEREAS, Licensee has exercised its option under the RFOA and the parties have agreed that the technology should be added to the License Agreement.

WHEREAS, TSRI and Licensee, pursuant to the terms of the RFOA, have agreed to amend the License Agreement to grant Licensee certain rights under Exhibit A Licensed Patent Rights and Exhibit E Know How.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, TSRI and Licensee hereby agree as follows:

1.              Exhibit A Patent Rights of the License Agreement is hereby deleted and replaced with the attached Exhibit A Patent rights ***.

2.             Exhibit E Know How of the License Agreement is hereby amended to include additionally the following: ***.

3.             By June 30, 2011, Licensee shall pay TSRI *** to reimburse TSRI for past patent costs incurred through January 31, 2011, ***.

4.             This Amendment shall be governed by and construed in accordance with the laws of the State of California notwithstanding any conflicts of law provisions.

5.             Except as expressly amended by this Amendment, the License Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date set forth above.

THE SCRIPPS RESEARCH INSTITUTE		RECEPTOS, INC.

By:	/s/ Scott Forrest	By:	/s/ Robert Peach

Name:	Scott Forrest	Name:	Robert Peach

Title:	Senior Director	Title:	Vice President

Scott Forrest, Senior Director Business & Technology Development The Scripps Research Institute 10550 North Torrey Pines Road, TPC-9 La Jolla, CA 92037

*** Confidential material redacted and filed separately with the Commission.

EXHIBIT A

LICENSED PATENT RIGHTS

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